SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): November 5, 1998



                                The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut                         1-5224                       06-058860
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)









                                Page 1 of 5 Pages
                       Exhibit Index is located on Page 4


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         Item 5.    Other Events.

                    1. The Registrant announced today the appointment of John M. Turner as President, Consumer Sales Americas, effective December 31, 1998. Mr. Turner is succeeding Thomas E. Mahoney, Jr. who is retiring at the end of the year. Attached as Exhibit (20)(i) is a copy of the Registrant's press release.

         Item 7.    Financial Statements, Pro Forma Financial
                    Information and Exhibits.


              (c)   20(i) Press Release dated  November 5, 1998  announcing  the appointment of John M. Turner and the retirement of Thomas E. Mahoney, Jr.



































                                Page 2 of 5 Pages


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                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                       THE STANLEY WORKS



Date: November 5, 1998                      By:        STEPHEN S. WEDDLE
                                            Name:      Stephen S. Weddle
                                            Title:     Vice President, General
                                                       Counsel and Secretary

































                                Page 3 of 5 Pages



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                                  EXHIBIT INDEX

                           Current Report on Form 8-K
                             Dated November 5, 1998



                  Exhibit No.                      Page

                  20(i)                              5









































                                Page 4 of 5 Pages



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                                                                Exhibit (20) (i)



                       The Stanley Works Names John Turner
                       President, Consumer Sales Americas

          New Britain, Conn., November 5, 1998: The Stanley Works (NYSE: "SWK") today announced the appointment of John M. Turner, 52, as President, Consumer Sales Americas, effective December 1, 1998.

         Turner has been Vice President, Global Sales for Federal Express Corporation since 1994. In that role, he was responsible for establishing a sales organization which today generates more than $4 billion in revenues from corporate accounts. In 1996, his organization received the "Best Sales Force Award" from Sales and Marketing Management magazine. Turner joined FedEx in 1984 following an 11-year sales career with Xerox. In 1987, after progressing rapidly through two regional sales management positions, he was assigned to establish a government sales division. This division increased government sales from $11 million to $200 million.

         "John Turner brings us broad sales experience from two world-class companies and a proven track record for driving growth and building teams," said John M. Trani, Stanley Chairman and CEO. "He is the ideal leader to help us grow revenues at twice the industry rate."

         Turner holds a B.S. in Business and Marketing from the State University of New York. He succeeds Thomas E. Mahoney, Jr., who is retiring at the end of the year after 33 years of outstanding service in a wide variety of Stanley leadership positions.





Contact: Vance Meyer, office (860) 827-3871; home (203) 795-0581






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